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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 14, 1997
                                 Date of Report
                       (Date of earliest event reported)

                             ----------------------

                        DECRANE AIRCRAFT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                         0-22371                 34-1645569
(State or other jurisdiction      Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


              2361 Rosecrans Avenue, Suite 180, El Segundo, CA 90245 (Address, including zip code, of principal executive offices)

                                (310) 725-9123
              (Registrant's telephone number, including area code)

                             ----------------------

               155 Montrose West Avenue, Suite 210, Copley, OH 44321
                                 (330) 668-3061
(Former address and telephone number of principal executive offices, if changed since last report)

                             ----------------------


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Audio International, Inc.
----------------------------------------

     On November 3, 1997, the Company announced that it signed a definitive agreement to purchase all of the outstanding stock of Audio International, Inc. ("Audio International"). The purchase was consummated on November 14, 1997. Audio International, located in Little Rock, Arkansas, provides premium, customized aircraft entertainment and cabin management products and systems for the high-end corporate jet market.

     The purchase price consists of $24,000,000 in cash paid at closing plus contingent consideration aggregating a maximum of $6,000,000 payable over two years based on future attainment of defined performance criteria. The acquisition was funded with borrowings under the Company's revolving credit facility. In conjunction with the acquisition, the revolving credit facility was amended to increase the permitted maximum borrowings by $20 million to $60 million, effective with the closing of the acquisition.

     The transaction will be accounted for as a purchase and the difference between the purchase price and the fair value of the net assets acquired will be recorded as goodwill and amortized on a straight-line basis over thirty years.

     A copy of the press releases issued by the Company on November 3 and 14, 1997 with respect to the acquisition are attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively, and are incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

a.     Financial statements of businesses acquired.

     Audited consolidated financial statements of Audio International, prepared in conformity with Regulation S-X, are not available at this time. The independent accountants of Audio International are conducting their examination of the consolidated financial statements for the periods required. The Company expects to file the required financial statements as soon as practicable as an amendment to this report, but in no event later than January 28, 1998.


b.     Pro forma financial information.

     It is impracticable to provide pro forma financial information prepared in conformity with Regulation S-X at this time. Appropriate pro forma financial information and explanatory notes will be filed as soon as practicable as an amendment to this report, but in no event later than January 28, 1998.


c.     Exhibits.
       Exhibit
          No.                      Exhibit Description
       ---------  --------------------------------------------------------
          2.1       Stock Purchase and Sale Agreement by and among Robert
                    S. Brown, Rick Marsh and Wayne Richie, the shareholders of Audio International, Inc. and DeCrane Aircraft Holdings, Inc., including Exhibit 1.2.2, Form of the Earnout Agreement *

          10.1 Consent and Amendment No. 1 to Loan and Security Agreement dated as of October 21, 1997 among DeCrane Aircraft Holdings, Inc., Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, as agent and lender, and Comerica Bank - California, Mellon Bank, N.A. and Sumitomo Bank of California, as lenders *

          10.2 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Robert S. Brown *


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          10.3      Covenant Not to Compete Agreement between DeCrane
                    Aircraft Holdings, Inc., Audio International, Inc. and Rick Marsh *

          10.4 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Wayne Richie *

          10.5 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Robert S. Brown *

          10.6 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Rick Marsh *

          99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on November 3, 1997 **

          99.2 Press release issued by DeCrane Aircraft Holdings, Inc. on November 14, 1997 *

          99.3      Consolidated financial statements of Audio
                    International, Inc. and subsidiary, including notes thereto and auditors' report thereon, incorporated by reference in Item 7(a) of this report ***

          99.4 Unaudited pro forma consolidated financial information and explanatory notes thereto, incorporated by reference in Item 7(b) of this report ***

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*    -    Filed herewith
**   -    Previously filed on Form 8-K dated November 3, 1997.
***  -    To be filed by amendment as soon as practicable, but in no event later than January 28, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 DECRANE AIRCRAFT HOLDINGS, INC.
                                            (Registrant)




November 24, 1997           By:  /s/ Robert A. Rankin
                                 -----------------------------------------------
                                 Name:     Robert A. Rankin
                                 Title:    Chief Financial Officer and Secretary


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                                 EXHIBIT INDEX

        Exhibit
          No.                       Exhibit Description
        -------     -------------------------------------------------------
           2.1      Stock Purchase and Sale Agreement by and among Robert
                    S. Brown, Rick Marsh and Wayne Richie, the shareholders of Audio International, Inc. and DeCrane Aircraft
                    Holdings, Inc., including Exhibit 1.2.2, Form of the
                    Earnout Agreement *

          10.1 Consent and Amendment No. 1 to Loan and Security Agreement dated as of October 21, 1997 among DeCrane Aircraft Holdings, Inc., Bank of America National Trust and Savings Association, successor-by-merger to Bank of America Illinois, as agent and lender, and Comerica Bank - California, Mellon Bank, N.A. and Sumitomo Bank of California, as lenders *

          10.2 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Robert S. Brown *

          10.3 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Rick Marsh *

          10.4 Covenant Not to Compete Agreement between DeCrane Aircraft Holdings, Inc., Audio International, Inc. and Wayne Richie *

          10.5 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Robert S. Brown *

          10.6 Employment Agreement dated November 14, 1997 between Audio International, Inc. and Rick Marsh *

          99.1 Press release issued by DeCrane Aircraft Holdings, Inc. on November 3, 1997 **

          99.2 Press release issued by DeCrane Aircraft Holdings, Inc. on November 14, 1997 *

          99.3      Consolidated financial statements of Audio
                    International, Inc. and subsidiary, including notes thereto and auditors' report thereon, incorporated by reference in Item 7(a) of this report ***

          99.4 Unaudited pro forma consolidated financial information and explanatory notes thereto, incorporated by reference in Item 7(b) of this report ***

----------------
*    -    Filed herewith
**   -    Previously filed on Form 8-K dated November 3, 1997.
***  -    To be filed by amendment as soon as practicable, but in no event later than January 28, 1998.


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